EXHIBIT 10.2

RYDER TRUCK RENTAL I LP
and
RYDER TRUCK RENTAL II LP,
as Grantors and UTI Beneficiaries,
RYDER TRUCK RENTAL, INC.,
as Administrative Agent,
RTRT, INC.,
as Trustee,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Delaware Trustee,
and
U.S. BANK NATIONAL ASSOCIATION,
as Trust Agent

[_____]
ORIGINATION TRUST
SUPPLEMENT
Dated as of [                    ]

TABLE OF CONTENTS

Page
ARTICLE ELEVEN

DEFINITIONS

Section 11.01 Definitions	2
Section 11.02 Interpretive Provisions	5
Section 11.03 Rights in Respect of the [____]-[_] SUBI	5

ARTICLE TWELVE

CREATION OF THE [____]-[_] SUBI

Section 12.01 Creation of [____]-[_] SUBI Assets and the [____]-[_] SUBI	6
Section 12.02 Transfer of [____]-[_] SUBI Interests	6
Section 12.03 Issuance and Form of [____]-[_] SUBI Certificate	7
Section 12.04 Actions and Filings	7
Section 12.05 Termination of the [____]-[_] SUBI	8
Section 12.06 Representations and Warranties of Trustee	9

ARTICLE THIRTEEN

[____]-[_] SUBI ACCOUNTS

Section 13.01 [____]-[_] SUBI Collection Account	9
Section 13.02 Reserve Fund	10
Section 13.03 Investment of Monies in [____]-[_] SUBI Accounts	10

ARTICLE FOURTEEN

[____]-[_] SUBI PLEDGE

Section 14.01 Registration of [____]-[_] SUBI Pledge	10

ARTICLE FIFTEEN

MISCELLANEOUS PROVISIONS

Section 15.01 Amendment	11
Section 15.02 Governing Law	12
Section 15.03 Notices	12
Section 15.04 Severability of Provisions	12
Section 15.05 Effect of Supplement on Origination Trust Agreement	12
Section 15.06 No Petition	12

i

Page
EXHIBITS

Exhibit A — Schedule of [___]-[_] Leases and [____]-[_] Vehicles	A-1
Exhibit B — Form of [____]-[_] SUBI Certificate	B-1

ii

[____]-[_] ORIGINATION TRUST SUPPLEMENT
     This [___]-[_] Origination Trust Supplement, dated as of [___], is among Ryder Truck Rental I LP and Ryder Truck Rental II LP, each a Delaware limited partnership, as grantors and initial beneficiaries (in such capacities, the “Grantors” and the “UTI Beneficiaries”, respectively), Ryder Truck Rental, Inc., a Florida corporation (“Ryder”), as administrative agent (the “Administrative Agent”), RTRT, Inc., a Delaware corporation, as trustee (the “Trustee”), U.S. Bank Trust National Association (as successor in interest to Delaware Trust Capital Management, Inc.), a national banking association, as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association, a national banking association (“U.S. Bank”), as trust agent (the “Trust Agent”).
RECITALS
     WHEREAS, pursuant to the second amended and restated trust agreement, dated as of February 1, 1998 (the “Origination Trust Agreement”), among the parties hereto, Ryder Truck Rental LT, a Delaware statutory trust (the “Trust”), will take assignments and conveyances of and hold in trust various Trust Assets (as such term is defined in the Origination Trust Agreement);
     WHEREAS, the UTI Beneficiaries, the Administrative Agent, Ryder, as maintenance provider (in such capacity, the “Maintenance Provider”), and the Trust have entered into the administration agreement, dated as of February 1, 1998 (the “Basic Administration Agreement”), which provides for, among other things, the servicing of the Trust Assets by the Administrative Agent;
     WHEREAS, pursuant to the Origination Trust Agreement, from time to time the Trustee, on behalf of the Trust and at the direction of the UTI Beneficiaries, will identify and allocate on the books and records of the Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a “SUBI”), the beneficiaries of which generally will be entitled to the net cash flows arising from such Trust Assets;
     WHEREAS, the parties hereto desire to supplement the Origination Trust Agreement (as so supplemented by this [___]-[_] Origination Trust Supplement, the “SUBI Trust Agreement”) to create one SUBI (the “[___]-[_] SUBI”);
     WHEREAS, the parties hereto desire to identify and allocate to the [___]-[_] SUBI a separate portfolio of Trust Assets consisting of leases (the “[___]-[_] Leases”), the vehicles which are leased under the [___]-[_] Leases (the “[___]-[_] Vehicles”) and certain other related assets; and
     WHEREAS, the parties hereto also desire to issue one certificate evidencing a 100% beneficial interest in the [___]-[_] SUBI (the “[___]-[_] SUBI Certificate”).
     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ELEVEN
DEFINITIONS
     Section 11.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Origination Trust Agreement. Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:
     “[___]-[_] Leases” has the meaning set forth in the Recitals.
     “[___]-[_] Vehicles” has the meaning set forth in the Recitals.
     “[___]-[_] SUBI” has the meaning set forth in Section 12.01(c).
     “[___]-[_] SUBI Account” means the [___]-[_] SUBI Collection Account and any other Trust Account established with respect to the [___]-[_] SUBI.
     “[___]-[_] SUBI Assets” has the meaning set forth in Section 12.01(a).
     “[___]-[_] SUBI Certificate” has the meaning set forth in the Recitals.
     “[___]-[_] SUBI Collection Account” means the trust account established pursuant to Section 13.01(a).
     “Administration Agreement” means the Basic Administration Agreement as supplemented by the Administration Supplement, as amended from time to time.
     “Administration Supplement” means the supplement, dated as of [___], among the parties to the Basic Administration Agreement, as amended or supplemented from time to time.
     “Administration Fee” has the meaning set forth in the Administration Supplement.
     “Back-up Security Agreement” has the meaning set forth in the Indenture.
     “Basic Administration Agreement” has the meaning set forth in the Recitals.
     “Basic Documents” means the Origination Trust Agreement, the Basic Administration Agreement, this Supplement, the Administration Supplement, the SUBI Certificate Transfer Agreement, the Trust Agreement, the Indenture, the Issuer SUBI Certificate Transfer Agreement, the Control Agreement, the Back-up Security Agreement, the [___]-[_] SUBI Certificate, the Lease Contribution Agreement, [the Swap Agreement] and the Securities, as the same may be amended, supplemented or modified from time to time (but in each case only to the extent that any such amendment, supplement or modification relates to the [___]-[_] SUBI or the [___]-[_] SUBI Assets).
     “Certificate Distribution Account” has the meaning set forth in the Trust Agreement.

     “Closing Date” means [                    ].
     “Control Agreement” has the meaning set forth in the Issuer SUBI Certificate Transfer Agreement.
     “Cutoff Date” means the opening of business on [                    ].
     “Deposit Date” means, with respect to a Collection Period, the Business Day preceding the related Payment Date.
     “Eligible Lease” means a Lease that, in addition to meeting the definition of “Eligible Lease” in the Origination Trust Agreement, is also a Lease that (i) does not have a monthly Fixed Charge payment that is more than 60 days past due as of the Cutoff Date, (ii) has been validly assigned to the Trust by Ryder as of the Closing Date and for which the related [___]-[_] Vehicle is one which the Trust or the Trustee on behalf of the Trust shall have good and marketable title as of the Closing Date; provided, that any Titling Grace Period Vehicles owned by Ryder as of the Closing Date may be retitled in the name of the Trust or the Trustee on behalf of the Trust during the Titling Grace Period, (iii) as to which the aggregate remaining Fixed Charge due is equal to or greater than the aggregate remaining Financial Component due in respect thereof, (iv) is a Lease as to which no provision thereof relating to the amount of the Financial Component has been waived and (v) provides for constant or increasing Fixed Charge payments to be made by the lessee over the term of the Lease.
     [“Fitch” means Fitch, Inc., and its successors.]
     “Indenture” means the indenture, dated as of [                    ], between the Indenture Trustee and the Issuer, as amended or supplemented from time to time.
     “Indenture Trustee” means [                    ], in its capacity as trustee under the Indenture.
     “Issuer” means the Ryder Vehicle Lease Trust [___]-[_].
     “Issuer SUBI Certificate Transfer Agreement” means the issuer SUBI certificate transfer agreement, dated as of [                    ], between the Transferor and the Issuer, as amended or supplemented from time to time.
     “Lease Contribution Agreement” means the lease contribution agreement, dated as of [                    ], between Ryder and the Origination Trust, as amended or supplemented from time to time.
     [“Moody’s” means Moody’s Investors Service, and its successors.]
     “Note” has the meaning set forth in the Indenture.
     “Note Distribution Account” has the meaning set forth in the Indenture.
     “Note Outstanding Amount” has the meaning set forth in the Indenture.

     “Origination Trust Agreement” has the meaning set forth in the Recitals.
     “Other SUBI” means any SUBI other than a [___]-[_] SUBI.
     “Owner Trustee” means [                    ], a [                    ], as trustee of the Issuer.
     “Payment Date” means [February 15, May 15, August 15 and November 15] of each year, and, if necessary, the Note Final Payment Date (as defined in the Indenture), or, if any such day is not a Business Day, the immediately succeeding Business Day, commencing [                    ].
     “Payment Date Certificate” has the meaning set forth in the Indenture.
     “Payment Date Advance Reimbursement” has the meaning set forth in the Administration Supplement.
     “Rating Agency” means, with respect to the [___]-[_] SUBI, each of [Moody’s, S&P and Fitch].
     “Rating Event” has the meaning set forth in the Indenture.
     “Related Beneficiary” means each of Ryder Truck Rental I LP and Ryder Funding II LP.
     “Reserve Fund” has the meaning set forth in the Trust Agreement.
     [“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors.]
     “Sales Proceeds” has the meaning set forth in the Administration Agreement.
     “Securities” means the Notes and the Trust Certificates.
     “Securitization Value” has the meaning set forth in the Administration Supplement.
     “Securityholder” means a holder of a Note or a Trust Certificate.
     “SUBI” has the meaning set forth in the Recitals.
     “SUBI Certificate Transfer Agreement” means the SUBI certificate transfer agreement, dated as of [                    ], between Ryder Truck Rental I LP and the Transferor, as amended or supplemented from time to time.
     “SUBI Collections” has the meaning set forth in the Administration Agreement.
     “SUBI Trust Agreement” has the meaning set forth in the Recitals.
     “Supplement” means this [___]-[_] Origination Trust Supplement to the Origination Trust Agreement, as amended or supplemented from time to time.

     [“Swap Agreement” means the 1992 ISDA Master Agreement dated as of [                    ], including all schedules, credit support annexes and confirmations thereto, between the Issuer and the Swap Counterparty, as modified, amended, supplemented, renewed, extended or replaced from time to time.]
     [“Swap Counterparty” means [                    ] or its successor or replacement under the Swap Agreement.]
     “Titling Grace Period” means 60 days after the Closing Date.
     “Titling Grace Period Vehicle” has the meaning set forth in the Administration Supplement.
     “Transferor” means Ryder Funding II LP, a Delaware limited partnership, and its successors.
     “Trust” has the meaning set forth in the Recitals.
     “Trust Agreement” means the amended and restated trust agreement, dated as of [                    ], between the Owner Trustee and the Transferor, as amended from time to time.
     “Trust Certificate” has the meaning set forth in the Trust Agreement.
     “Trust Certificateholder” has the meaning set forth in the Trust Agreement.
     “Trustee” has the meaning set forth in the Recitals.
     “UTI Beneficiaries” has the meaning set forth in the Recitals.
     Section 11.02 Interpretive Provisions. For all purposes of this Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Supplement include all Exhibits hereto, (iii) references to words such as “herein”, “hereof” and the like shall refer to this Supplement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as “Article Twelve” or “Section 12.01” shall refer to the applicable Article or Section of this Supplement, (v) the term “include” and all variations thereof shall mean “include without limitation,” (vi) the term “or” shall include “and/or” and (vii) the term “proceeds” shall have the meaning ascribed to such term in the UCC.
     Section 11.03 Rights in Respect of the [___]-[_] SUBI. Each Holder and Registered Pledgee of a [___]-[_] SUBI Certificate (including the Issuer) is a third-party beneficiary of the Origination Trust Agreement (including this Supplement) insofar as the Origination Trust Agreement and this Supplement apply to the [___]-[_] SUBI and the Holders and Registered Pledgees of [___]-[_] SUBI Certificate. Therefore, to that extent, references in the SUBI Trust Agreement to the ability of any “Holder of a SUBI Certificate”, “Registered Pledgee of a SUBI Certificate” or the like to take any action shall be deemed to refer to the Issuer acting at its own instigation or upon the instruction of the requisite voting percentage of holders of Securities or Rated Securities, as specified in the Indenture or the Trust Agreement, as applicable.

ARTICLE TWELVE
CREATION OF THE [___]-[_] SUBI
     Section 12.01 Creation of [___]-[_] SUBI Assets and the [___]-[_] SUBI.
     (a) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the UTI Beneficiaries hereby direct the Trustee to identify and allocate or to cause to be identified and allocated to the [___]-[_] SUBI on the books and records of the Trust a separate Sub-Trust of Trust Assets consisting of Eligible Leases, the related Vehicles and other associated Trust Assets owned by the Trustee on behalf of the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trustee on behalf of the Trust but not yet allocated to, or reserved for allocation to any specific Sub-Trust). Such Trust Assets (the “[___]-[_] SUBI Assets”) shall be accounted for and held in trust independently from all other Trust Assets within the Trust. Based upon their identification and allocation by the Administrative Agent pursuant to the Administration Supplement, the Trustee hereby identifies and allocates as [___]-[_] SUBI Assets the Leases and Vehicles more particularly described on Exhibit A hereto and the related Trust Assets described above, each such [___]-[_] SUBI Asset to be identified on the books and accounts of the Trust as being allocated to the [___]-[_] SUBI.
     Notwithstanding anything to the contrary in the SUBI Trust Agreement, all [___]-[_] Vehicles not titled in the name of the Trust or the Trustee on behalf of the Trust as of the Closing Date shall be so titled during the Titling Grace Period, and Ryder shall provide each Rating Agency with a report on the status of such retitling on or before the end of the Titling Grace Period. Pursuant to Section 11.03 of the Administration Agreement, the Administrative Agent will be required to purchase each Titling Grace Period Vehicle not retitled during the Titling Grace Period.
     (b) [Reserved].
     (c) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the Trustee hereby creates one Sub-Trust which shall be known as the “[___]-[_] SUBI.” The [___]-[_] SUBI shall represent a special unit of beneficial interest solely in the [___]-[_] SUBI Assets. Exhibit A shall set forth as to each [___]-[_] Lease or [___]-[_] Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) Net Book Value, (iv) Residual Value, (v) Financial Component, (vi) Fixed Charge and (vii) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.
     Section 12.02 Transfer of [___]-[_] SUBI Interests. Interests in the [___]-[_] SUBI may not be transferred or assigned by the UTI Beneficiaries, and any such purported transfer or assignment shall be deemed null, void and of no effect herewith; provided, however, that the [___]-[_] SUBI Certificate and the interests in the [___]-[_] SUBI represented thereby may be (i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement and (ii) sold, transferred and assigned by the Transferor absolutely, or a security interest therein granted, in connection with a Securitized Financing, in each case in the circumstances contemplated in Section 3.02(d) of the Origination Trust Agreement. Each such transfer shall be registrable upon surrender of the [___]-[_] SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Trustee (or the Trust Agent, if applicable) or of any successor Trustee, accompanied by a written instrument of transfer in form satisfactory to the Trustee or such successor duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon a new [___]-[_]  SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.
     Section 12.03 Issuance and Form of [___]-[_] SUBI Certificate.
     (a) The [___]-[_] SUBI shall be represented by one [___]-[_] SUBI Certificate, which shall represent a beneficial interest in the [___]-[_] SUBI and the [___]-[_] SUBI Assets, as further set forth herein. The [___]-[_] SUBI Certificate shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the UTI Beneficiaries. Any portion of the [___]-[_] SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Trustee executing such [___]-[_] SUBI Certificate:
Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.
     The [___]-[_] SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the UTI Beneficiaries. The [___]-[_] SUBI Certificate and the interest in the [___]-[_] SUBI evidenced thereby shall constitute a “security” within the meaning of Section 8-102(a)(15) of the UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.
     (b) [Reserved].
     (c) On the Closing Date, pursuant to Section 3.04(a) of the Origination Trust Agreement, the Indenture Trustee shall, and thereafter for so long as the lien of the Indenture is in place, be registered as the Registered Pledgee of the [___]-[_] SUBI Certificate held by the Issuer and pledged as part of the Trust Estate to secure the Issuer’s obligations under the Indenture. As the Registered Pledgee, the Indenture Trustee shall be entitled to exercise any and all rights or powers of a Holder hereunder, to the extent set forth in Section 6.12 of the Indenture.
     Section 12.04 Actions and Filings. The UTI Beneficiaries and the Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Administrative Agent pursuant to the Administration Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the [___]-[_] SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Administrative Agent hereunder or under any other Basic Document. The UTI Beneficiaries hereby irrevocably make and appoint each of the Trustee and the Administrative Agent, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiaries (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiaries any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.
     Section 12.05 Termination of the [___]-[_] SUBI.
     (a) In connection with any purchase by the Administrative Agent of the corpus of the Issuer pursuant to Section 11.18 of the Administration Supplement and the succession of the Administrative Agent to the interest in the [___]-[_] SUBI represented by the [___]-[_] SUBI Certificate, should all of the interest in the [___]-[_] SUBI thereafter be held by the Holders of the UTI Certificates, whether by transfer, sale or otherwise, then upon the direction of such Holders, the [___]-[_] SUBI shall be terminated, the [___]-[_] SUBI Certificate shall be returned to the Trustee and canceled and the Administrative Agent shall reallocate all [___]-[_] SUBI Assets to the UTI.
     (b) In the event that a bankruptcy or insolvency shall occur with respect to the Transferor or upon the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, this Supplement shall terminate and the [___]-[_] SUBI shall be terminated; provided however such termination shall affect the Origination Trust only insofar as such termination relates to the [___]-[_] SUBI. Such termination shall not entitle the legal representatives of the [___]-[_] SUBI or any Holder of the [___]-[_] SUBI Certificate to take any action for a partition or winding up of the Trust or any Trust Assets except with respect to the [___]-[_] SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. Promptly after the occurrence of any bankruptcy, insolvency or termination proceeding with respect to the Transferor, the Transferor shall give the Indenture Trustee, the Owner Trustee and the Rating Agencies written notice of such event. Upon the receipt of such notice or actual knowledge of a termination pursuant to Section 9.02 of the Trust Agreement, the Owner Trustee shall promptly sell or, if the Lien of the Indenture is outstanding shall direct, the Indenture Trustee promptly to sell the Trust Estate, including the [___]-[_] SUBI Assets (other than amounts on deposit in the Distribution Accounts and the Reserve Fund) in a commercially reasonable manner and on commercially reasonable terms. In connection with any such sale, or the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the [___]-[_] SUBI Assets shall be distributed out of the Origination Trust at the direction of the Owner Trustee or the Indenture Trustee, as applicable, and the purchaser shall take delivery of such [___]-[_] SUBI Assets. The Origination Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Origination Trustee, as applicable, to cause the related [___]-[_] Vehicles to be retitled as directed by the purchaser. The proceeds of such sale shall be distributed in the following amounts and priority:
     (1) to the Indenture Trustee, all amounts required to be paid under Section 6.07 of the Indenture, or to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be;
     (2) to the Administrative Agent, any Payment Date Advance Reimbursement;

     (3) to the Administrative Agent, amounts due in respect of unpaid Administration Fees; and
     (4) any remaining amounts shall be distributed pro rata to the Holders of the SUBI Certificates, to the Certificate Distribution Account (or, if the lien of the Indenture is outstanding, the Note Distribution Account) and distributed pursuant to Section 5.04(b) of the Indenture.
     Section 12.06 Representations and Warranties of Trustee. The Trustee hereby reaffirms, as of the date hereof, the representations, warranties and covenants set forth in Section 5.12 of the Origination Trust Agreement, on which the Grantors and UTI Beneficiaries, its permitted assignees and pledgees and each Registered Pledgee and Holder or Related Beneficiary of the [___]-[_] SUBI Certificate (and beneficial owner of any portion thereof, including the Issuer and the Trust Certificateholders) may rely. For purposes of this Section, any reference in Section 5.12 of the Origination Trust Agreement to the Origination Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.
ARTICLE THIRTEEN
[___]-[_] SUBI ACCOUNTS
     Section 13.01 [___]-[_] SUBI Collection Account.
     (a) With respect to the [___]-[_] SUBI, the Trustee shall establish, and the Trust Agent shall maintain, in the name of the Trustee, for the exclusive benefit of the holders of interests in the [___]-[_] SUBI, the [___]-[_] SUBI Collection Account, which account shall constitute a SUBI Collection Account. The [___]-[_] SUBI Collection Account initially shall be established with [___], as Trust Agent, so long as the Trust Agent has the Required Deposit Rating. If the Trust Agent at any time does not have the Required Deposit Rating, the Administrative Agent shall, with the assistance of the Trust Agent, as necessary, cause the [___]-[_] SUBI Collection Account to be moved as described in Section 4.02(a) of the Origination Trust Agreement. The [___]-[_] SUBI Collection Account shall relate solely to the [___]-[_] SUBI and the [___]-[_] SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in or contemplated by the SUBI Trust Agreement or in the Administration Agreement. All deposits into the [___]-[_] SUBI Collection Account shall be made as described in Sections 2.06 and 11.04 of the Administration Agreement.
     (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Administrative Agent, the Trustee (acting through the Trust Agent) shall make such deposits and withdrawals from the [___]-[_] SUBI Collection Account as set forth in the Administration Supplement.
     (c) Any transfer of funds to a Holder of the [___]-[_] SUBI Certificate shall be made as directed pursuant to the Basic Documents.

     Section 13.02 Reserve Fund. Pursuant to Section 5.01 of the Trust Agreement, the Transferor shall establish and maintain the Reserve Fund (a) with the Indenture Trustee, until the Note Outstanding Amount is reduced to zero, and (b) thereafter with the Owner Trustee. Deposits and withdrawals from the Reserve Fund shall be made as directed pursuant to the Basic Documents, including Section 8.04(b) of the Indenture, Section 10.01 of the Indenture, Section 11.04 of the Administration Agreement and Section 13.03 hereof.
     Section 13.03 Investment of Monies in [___]-[_] SUBI Accounts. All amounts held in the [___]-[_] SUBI Collection Account shall be invested in Permitted Investments in accordance with Section 4.02(a) of the Origination Trust Agreement. Any investment earnings on the [___]-[_] SUBI Collection Account will be taxable to the Transferor. On each Payment Date, the Trustee shall deposit all net income or other gain from the foregoing investments in respect of the related Collection Period into the Reserve Fund.
ARTICLE FOURTEEN
[___]-[_] SUBI PLEDGE
     Section 14.01 Registration of [___]-[_] SUBI Pledge.
     (a) The parties hereto hereby acknowledge the Issuer’s pledge, assignment, and grant to the Indenture Trustee, for the benefit of the holders of the Notes, under the Indenture of a security interest in the [___]-[_] SUBI Certificate together with all rights appurtenant thereto and proceeds thereof, to secure the Notes. The Trustee hereby acknowledges such pledge, assignment, and grant of security interest, and the Trustee agrees to cause the Indenture Trustee to be listed in the Certificate Register as the Registered Pledgee of the [___]-[_] SUBI Certificate. The Issuer has caused the Trustee to deliver the [___]-[_] SUBI Certificate to the Indenture Trustee, as Registered Pledgee, who shall have the rights with respect thereto described herein and in the Indenture.
     (b) [Reserved].
     (c) At such times and for so long as it is the Registered Pledgee, the Indenture Trustee or the Issuer, as the case may be, shall be entitled to exercise the rights of the Holder of the [___]-[_] SUBI Certificate, and the additional rights conferred upon it as Registered Pledgee. Following the return of the [___]-[_] SUBI Certificate to the Issuer pursuant to Section 10.01 of the Indenture and thereupon to the Administrative Agent pursuant to Section 11.18 of the Administration Supplement, the Transferor shall be entitled to exercise the rights of the Holder of the [___]-[_] SUBI Certificate.

ARTICLE FIFTEEN
MISCELLANEOUS PROVISIONS
     Section 15.01 Amendment.
     (a) This Supplement (and, accordingly, the Origination Trust Agreement as it relates to the [___]-[_] SUBI) may be amended by the parties hereto:
     (i) without the consent of the Holders, to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, add any other provision with respect to matters or questions arising hereunder that is not inconsistent with the SUBI Trust Agreement or add or amend any provision herein to assure that none of the Trust, the Issuer or the Transferor will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and
     (ii) from time to time (including to change the remittance schedule for depositing SUBI Collections and other amounts into the [___]-[_] SUBI Collection Account), provided that (A) (1) each Rating Agency provides confirmation to the Trustee to the effect that such amendment would not result in a Rating Event or (2) the related Holder provides notice of its consent thereto to the Trustee and (B) an Opinion of Counsel is delivered to the Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation and the Notes will and the Trust Certificates should properly be characterized as indebtedness that is secured by the assets of the Issuer; to the extent that any such amendment materially affects the UTI or any Other SUBI, the [___]-[_] SUBI Certificate or the [___]-[_] SUBI Assets, such amendment shall require the consent of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of a [___]-[_] SUBI or a [___]-[_] SUBI Certificate or distributions (or the interest or pass-through rate thereon) required to be made on any Rated Securities or (B) reduce the percentage of the aggregate principal amount of Rated Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Rated Securities, as the case may be, and an Opinion of Counsel as set forth in clause (B) above.
     (b) Notwithstanding anything to the contrary herein, this Supplement (and, accordingly, the Origination Trust Agreement as it relates to the [___]-[_] SUBI) may be amended at any time by the parties hereto to the extent reasonably necessary to assure that none of the Titling Trust, the Issuer or the Transferor will be classified as an association, or a publicly traded partnership, taxable as a corporation for federal income tax purposes.
     (c) Any amendment to this Supplement shall amend the Origination Trust Agreement only insofar as such amendment relates to the [___]-[_] SUBI.

     Section 15.02 Governing Law. This Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.
     Section 15.03 Notices. The notice provisions of Section 8.03 of the Origination Trust Agreement shall apply equally to this Supplement. A copy of each notice or other writing required to be delivered to the Trustee pursuant to the SUBI Trust Agreement also shall be delivered to the Owner Trustee at [                    ]; and to the Administrative Agent at 11690 NW 105 Street, Miami, Florida 33178 (telecopier no. (305) 500-3641), Attention: Treasurer and Legal.
     Section 15.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of the [___]-[_] SUBI Certificate or the rights of the Holders or Registered Pledgees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision or term of this Supplement, as the same may be amended, invalid or unenforceable in any respect.
     Section 15.05 Effect of Supplement on Origination Trust Agreement.
     (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Origination Trust Agreement, (ii) all references in the Origination Trust Agreement to the Origination Trust Agreement shall be to the SUBI Trust Agreement and (iii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between this Supplement and the Origination Trust Agreement in respect of the [___]-[_] SUBI, the provisions of this Supplement shall prevail.
     (b) For purposes of determining the obligations of the parties hereto under this Supplement with respect to the [___]-[_] SUBI, except as otherwise indicated by the context, general references in the Origination Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to the [___]-[_] SUBI Collection Account, (ii) a SUBI shall be deemed to refer more specifically to the [___]-[_] SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the [___]-[_] SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a [___]-[_] SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this Supplement and (vi) an Administration Supplement shall be deemed to refer more specifically to the Administration Supplement.
     Section 15.06 No Petition. Each of the parties hereto and each Holder of, or each Registered Pledgee of, by acceptance of the [___]-[_] SUBI Certificate, or in the case of the Registered Pledgee, by acceptance of the pledge of such [___]-[_] SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Grantors, the Trustee, the Trust, any Special Purpose Affiliate, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this Supplement, the resignation or removal of the Trustee and the complete or partial resignation or removal of the Administrative Agent.

     IN WITNESS WHEREOF, the Grantors and UTI Beneficiaries, the Administrative Agent, the Trustee, the Delaware Trustee and, solely for the limited purposes set forth in Sections 13.01, 13.02 and 13.03, the Trust Agent, have caused this Origination Trust Supplement to be duly executed by their respective officers as of the day and year first above written.

RYDER TRUCK RENTAL I LP,
as Grantor and UTI Beneficiary

By:	RYDER TRUCK RENTAL I LLC,
as General Partner

By:	RTR LEASING I, INC.,
as Manager

By:
Name:
Title:

RYDER TRUCK RENTAL II LP,
as Grantor and UTI Beneficiary

By:	RYDER TRUCK RENTAL II LLC,
as General Partner

By:	RTR LEASING I, INC.,
as Manager

By:
Name:
Title:

RYDER TRUCK RENTAL, INC.,
as Administrative Agent

By:
Name:
Title:

RTRT, INC., as Trustee
By:
Name:
Title

U.S. BANK TRUST NATIONAL ASSOCIATION, as Delaware Trustee
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trust Agent
By:
Name:
Title:

     Receipt of this original counterpart of this Agreement is hereby acknowledged on this ___ day of                       20___.
[                                           ],
      as Indenture Trustee

By:
Name:
Title:

     The Transferor and the Issuer hereby acknowledge this Agreement:

RYDER VEHICLE LEASE TRUST [____]-[_]

By:
[ ; ],
as Owner Trustee

By:
Name:
Title:

RYDER FUNDING II LP, as Transferor
By:
Name:
Title:

EXHIBIT A
SCHEDULE OF [____]-[_] LEASES AND [____]-[_] VEHICLES
[Omitted. Copies on file with the Administrative Agent, the Trustee and the Owner Trustee.]

A-1

EXHIBIT B
FORM OF [____]-[_]SUBI CERTIFICATE
RYDER TRUCK RENTAL LT
[___]-[_] SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE
No. R- ___
evidencing a fractional undivided 100% interest in all [___]-[_] SUBI Assets (as defined below).
     This [___]-[_] Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of Ryder Truck Rental, Inc., RTRT, Inc. or any of their respective affiliates, except to the extent described below.
     THIS CERTIFIES THAT                      is the registered owner of a nonassessable, fully-paid, 100% fractional undivided interest in the [___]-[_] SUBI Assets owned by Ryder Truck Rental LT (the “Trust”).
     The Trust was created pursuant to a trust agreement, dated as of June 1, 1997, as amended, supplemented or restated from time to time (the “Origination Trust Agreement”), among Ryder Truck Rental I LP (“RTR I LP”) and Ryder Truck Rental II LP (“RTR II LP”), as grantors and UTI beneficiaries (in such capacities, the “Grantors” and the “UTI Beneficiaries”, respectively), RTRT, Inc., as trustee (the “Trustee”), Ryder Truck Rental, Inc., as administrative agent (the “Administrative Agent”), U.S. Bank Trust National Association (as successor in interest to Delaware Trust Capital Management, Inc.), as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association, as trust agent (the “Trust Agent”).
     This certificate is a duly authorized [___]-[_] SUBI Certificate, and is issued under and is subject to the terms, provisions and conditions of the Origination Trust Agreement and the [___]-[_] origination trust supplement thereto, dated as of [___] (the “[___]-[_] SUBI Supplement” and, together with the Origination Trust Agreement, the “SUBI Trust Agreement”). To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the SUBI Trust Agreement. By acceptance of this [___]-[_] SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.
     The assets of the Trust allocated to the [___]-[_] SUBI will generally consist of (i) cash capital, (ii) the [___]-[_] Leases, (iii) the [___]-[_] Vehicles and (iv) all of Ryder’s rights thereunder, including the right to proceeds arising therefrom or in connection therewith.
     Under the Origination Trust Agreement, from time to time the UTI Beneficiaries may direct the Trustee to issue to or upon the order of the UTI Beneficiaries one or more certificates (each, a “ SUBI Certificate”) representing a beneficial interest in certain specified Vehicles, Leases and related Trust Assets (such assets, the “ SUBI Assets”). Upon the issuance of the

SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate, together with a certificate evidencing a 100% interest in all [    ]-[    ] SUBI Assets, was issued pursuant to the [    ]-[    ] SUBI Supplement and represents a beneficial interest in the [    ]-[    ] SUBI Assets.
     The UTI and the [___]-[_] SUBI shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Delaware Act for which separate and distinct records shall be maintained. The [___]-[_] SUBI Certificate and the interest in the [___]-[_] SUBI represented thereby constitutes a “security” within the meaning of Section 8-102(a)(15) of the UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.
     The [___]-[_] SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the [___]-[_] SUBI Supplement.
     The Holder, by acceptance of this [___]-[_] SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Trustee, the Trust, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Administrative Agent.
     The Holder hereof or owner of a beneficial interest herein hereby (i) expressly waives any claim it may have to any proceeds or assets of the Trustee and to all of the Trust Assets other than those from time to time included within the [___]-[_] SUBI as [___]-[_] SUBI Assets and those proceeds or assets derived from or earned by such [___]-[_] SUBI Assets and (ii) expressly subordinates in favor of the Holder of any Other SUBI Certificate or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.
     The Trustee shall keep the certificate register with respect to this [___]-[_] SUBI Certificate, and the Holder of this [___]-[_] SUBI Certificate shall notify the Trustee of any change of address or instructions on the distribution of funds.
     The [___]-[_] SUBI shall be deemed dissolved solely with respect to the [___]-[_] SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust, upon the written direction to the Trustee by the Related Beneficiary to revoke and dissolve the [___]-[_] SUBI. Upon such dissolution of the Trust with respect to the [___]-[_] SUBI and delivery of the [___]-[_] SUBI Certificate to the Trustee for cancellation, the Trustee shall distribute to the Related Beneficiary or its designee all [___]-[_] SUBI Assets [and shall cause the Certificates of Title to the [___]-[_] Vehicles to be issued in the name of, or at the direction of, the Related Beneficiary (which may include reallocation of the [___]-[_] SUBI Assets to the UTI). The

Related Beneficiary to whom such [    ]-[    ] SUBI Assets are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes.] The [    ]-[    ] SUBI shall be deemed dissolved solely with respect to the [    ]-[    ] SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust upon the bankruptcy of the Transferor subject to the conditions set forth in the SUBI Trust Agreement.
     Upon the dissolution of the Trust with respect to the [___]-[_] SUBI, the [___]-[_] SUBI shall be terminated and the [___]-[_] SUBI Certificates shall be returned to the Trustee for cancellation. Such a termination shall not effect a termination of the Trust or of any Other SUBIs that is in existence at the time of such termination.
     The Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.
     No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, the [___]-[_] SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.
     This [___]-[_] SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.
     Unless this [___]-[_] SUBI Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this [___]-[_] SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, RTRT, Inc., as Trustee of the Trust and not in its individual capacity, has caused this [___]-[_] SUBI Certificate to be duly executed.

Dated: , [____]	RYDER TRUCK RENTAL LT

	By:	RTRT, INC.,
as Trustee

By:
(SEAL)		Name:
Title:

ATTEST:

This is one of the [___]-[_] SUBI Certificates referred to in the within-mentioned Supplement.

RTRT, INC., as Trustee
By:
Authorized Officer

     FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto                      the within [___]-[_] SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing                      as attorney to transfer said [___]-[_] SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.
Dated:

By:
Name:
Title: